1933 Act File No. [ ]-
1940 Act File No. 811-22839

As filed with the U.S. Securities and Exchange Commission on May 6, 2013

U.S.SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐Pre-Effective Amendment No.
☐Post-Effective Amendment No.
and

☒REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐Amendment No.

THIRD AVENUE FLEXIBLE INCOME FUND
(Exact Name of Registrant as Specified in Charter)

100 Wall St., 11th Floor
New York, NY 10005
(Address of Principal Executive Offices)

(212) 701-4500
(Registrant’s Telephone Number, including Area Code)

Peter E. Pisapia
100 Wall St., 11th Floor
New York, NY 10005
(Name and Address of Agent for Service)

Copies of Communications to:

Stephen H. Bier
Allison M. Fumai
Dechert LLP
1095 Avenue of theAmericas
New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):
¨ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares of Beneficial Interest, $0.001 par value per share	50,000	$20.00	$1,000,000	$136.40

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED [●], 2013

[●] Shares

PROSPECTUS

Third Avenue Flexible Income Fund

Investment Objective. Third Avenue Flexible Income Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide current income with the potential for capital appreciation. There can be no guarantee that the Fund will achieve its investment objective.

Investment Strategy. The Fund seeks to achieve its investment objective by using a fundamental research-driven investment process to invest a portion of its Managed Assets (as defined herein) in debt securities and other types of credit instruments and a portion of its Managed Assets in equity securities, including common stocks, preferred stock and convertible securities in both U.S. and non U.S. markets. Under normal circumstances, the Fund will invest 25% to 75% of its Managed Assets in debt securities and other types of credit instruments and 25% to 75% of its Managed Assets in equity securities. The Fund will invest opportunistically among debt securities and other types of credit instruments and equity securities, and therefore its tactical allocation will depend on market conditions and Third Avenue Management LLC’s (the “Subadviser” or “Third Avenue”) investment outlook. Thus, the Fund will be flexibly managed so that it will be more heavily invested in debt securities and other types of credit instruments at some times and more heavily invested in equity securities at other times.

No Prior History. Because the Fund is newly organized, its common shares of beneficial interest (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. The returns earned by holders of the Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below NAV will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the public offering.

The Fund intends to apply for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “[●]”.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.  An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.  Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Risk Factors” beginning on page [●] of this Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Public offering price	Sales load (1)	Proceeds, before expenses, to the Fund (2)

Per Share	$[●]	$[●]	$[●]
Total	$[●]	$[●]	$[●]
Total (assuming full exercise of over-allotment option) (3)	$[●]	$[●]	$[●]

(1)
Four Wood Capital Advisors, LLC (the “Adviser” or “FWCA”) (and not the Fund) has agreed to pay, from its own assets, a structuring fee in the amount of $[●] pursuant to an agreement between [●], [●] and FWCA for advice relating to the structure, design and organization of the Fund. The [●] fee paid will not exceed [●]% of the total public offering price of the Common Shares. FWCA (and not the Fund) has also agreed to pay [●] certain fees (including a reimbursement of certain expenses) in connection with the marketing and related wholesaling services provided to the Fund. These fees are not reflected under sales load in the table above. The sales load, which is indirectly borne by the investors in this offering, and the offering expenses paid by the Fund, which are indirectly borne by the investors in this offering, will immediately reduce the NAV of each investor’s Common Shares. See “Underwriters—Additional Compensation to be Paid by the Adviser.”

(2)
In addition to the sales load, the Fund will pay offering expenses of up to $[●] per Common Share, estimated to total $[●], which will reduce the “Proceeds to the Fund.”  FWCA or an affiliate has agreed to pay the amount by which the aggregate of the Fund’s offering expenses (other than the sales load) exceed $[●] per Common Share, estimated to total $[●]. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $[●] (or approximately $[●] per Common Share). FWCA or an affiliate has agreed to pay all of the Fund’s organizational costs.

(3)
The Fund has granted the underwriters an option to purchase up to [●] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any.

The underwriters expect to deliver the Common Shares to purchasers on or about [●], 2013.

[●]

The date of this Prospectus is [●], 2013.

(continued from previous page)

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Credit instruments include below investment grade securities (commonly known as “high-yield” securities or “junk” bonds), notes, bonds, convertible bonds, bank loans and other types of debt instruments. The Fund intends to invest a portion of its Managed Assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”), and Fitch Ratings, Inc. (“Fitch”), or are unrated and of similar credit standing in the judgment of the Subadviser.

Leverage. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Initially, the Fund expects to use leverage through borrowings from certain financial institutions or reverse repurchase agreements in an amount equal to approximately 15% to 25% of the Fund’s Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser’s assessment of market conditions and the investment environment.  Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to Managed Assets) to 33 1/3% of the Fund’s Managed Assets. The Fund’s leverage strategy may not be successful. The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent.

Investment Adviser and Subadviser. The Fund’s investment adviser is Four Wood Capital Advisors, LLC (the “Adviser” or “FWCA”). FWCA is a recently formed investment adviser firm and as such does not have assets under management as of March 31, 2013. FWCA has engaged Third Avenue Management LLC (the “Subadviser” or “Third Avenue”) to serve as the subadviser to the Fund. Third Avenue will be responsible for the day-to-day management of the Fund’s portfolio investments. Third Avenue is an investment adviser that adheres to a disciplined, fundamental value approach to investing. As of March 31, 2013, Third Avenue had approximately $12.3 billion in assets under management. See “Management of the Fund—The Adviser” and “Management of the Fund—The Subadviser.”

The Fund’s NAV and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in stock prices, dividend rates, interest rates, and the timing and success of the Fund’s investment strategy. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Common Shares (“Common Shares”) of the Fund.

Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated [●], 2013 (the “SAI”), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page [●] of this Prospectus, and other information filed with the SEC, by calling [●] (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s Public Reference Room, 100 F Street, N.E. Washington, D.C. 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit the Fund’s web site (www. [●].com) or call [●] (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (www.sec.gov).

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

(This page intentionally left blank)

PROSPECTUS SUMMARY	9
SUMMARY OF FUND EXPENSES	31
THE FUND	34
USE OF PROCEEDS	34
INVESTMENT OBJECTIVE AND STRATEGY	36
RISK FACTORS	45
MANAGEMENT OF THE FUND	63
DETERMINATION OF NET ASSET VALUE	65
DISTRIBUTION POLICY	66
DIVIDEND REINVESTMENT PLAN	67
U.S. FEDERAL INCOME TAX MATTERS	69
DESCRIPTION OF CAPITAL STRUCTURE	73
UNDERWRITING	77
LEGAL MATTERS	81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81
ADDITIONAL INFORMATION	81
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	82

Until [●], 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify Common Shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all the information that you should consider before investing in the Common Shares. You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors.”

The Fund

Third Avenue Flexible Income Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company.

The Offering

The Fund is offering [●] common shares of beneficial interest (the “Common Shares”), through a group of underwriters (the “Underwriters”) led by [●]. The Underwriters have been granted an option by the Fund to purchase up to [●] additional Common Shares solely to cover over-allotments, if any. The minimum purchase in this offering is 100 Common Shares. See “Underwriters.” FWCA or an affiliate has agreed to pay the amount by which the aggregate of the Fund’s offering costs (other than the sales load) exceeds $[●] per Common Share. FWCA or an affiliate has agreed to pay all of the Fund’s organizational costs.

Listing and Symbol

The Fund intends to apply for listing of the Common Shares on the New York Stock Exchange (“NYSE”) under the symbol “[●].”

Investment Objective and Strategy

The Fund’s investment objective is to provide current income with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that its investment strategy will be successful.

The Fund seeks to achieve its investment objective by using a fundamental research-driven investment process to invest a portion of its Managed Assets (as defined herein) in debt securities and other types of credit instruments and a portion of its Managed Assets in equity securities, including common stocks, preferred stock and convertible securities in both U.S. and non U.S. markets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Under normal circumstances, the Fund will invest 25% to 75% of its Managed Assets in debt securities and other types of credit instruments and 25% to 75% of its Managed Assets in equity securities. The Fund will invest opportunistically among debt securities and other types of credit instruments and equity securities, and therefore its tactical allocation will depend on market conditions and Third Avenue’s investment outlook. Thus, the Fund will be flexibly managed so that it will be more heavily invested in debt securities and other types of credit instruments at some times and more heavily invested in equity securities at other times. The Fund’s investment objective and 25% to 75% policy are non-fundamental, and may be changed without shareholder approval. The Fund is not intended as, and you should not construe it to be, a complete investment program.

Debt Securities and Other Types of Credit Instruments.The Fund seeks to achieve its investment objective by investing under normal circumstances between 25% to 75% of its Managed Assets in debt securities and other types of credit instruments. Credit instruments include below investment grade securities (commonly known as “high-yield” securities or “junk” bonds), notes, bonds, convertible bonds, bank loans and other types of debt instruments. The Fund intends to invest a portion of its Managed Assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”), and Fitch Ratings, Inc. (“Fitch”), or are unrated and of similar credit standing in the judgment of the Subadviser. The Subadviser anticipates that no more than 25% of the Fund’s Managed Assets will be invested in securities that are rated CCC or below or unrated fixed-income securities. In making these investments, the Subadviser will seek to purchase instruments that the Subadviser believes are undervalued.

The Subadviser will select debt securities and other types of credit instruments that are current on their interest payments and that it believes have a reasonably high likelihood of consistently paying such interest and meeting other obligations. However, certain debt instruments held by the Fund may not be current on their interest payments. The Fund may invest in debt securities and other types of credit instruments of any credit quality, maturity and duration, including distressed and defaulted securities, and intends to focus on a relatively small number of issuers. Although the Fund intends to invest in debt securities and other types of credit instruments issued by mid to large capitalization companies, the Fund may invest in debt securities and other types of credit instruments issued by small capitalization companies. The Fund may invest in U.S. dollar and non-U.S. dollar denominated debt securities and other types of credit instruments of issuers located anywhere in the world and of issuers that operate in any industry. The mix of the Fund’s debt securities and other types of credit instruments at any time will also depend on the securities the Subadviser believes hold the most value within the Fund’s investment strategy.

Equity Securities. The Fund also seeks to achieve its investment objective by investing under normal circumstances between 25% to 75% of its Managed Assets in equity securities of well-financed companies (meaning companies with high quality assets and a relative absence of liabilities) that are trading at a discount to what the Subadviser believes is their intrinsic value. Equity securities include common and preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), master limited partnerships (“MLPs”), and REITs. The Fund anticipates that the majority of its equity investments at the time of investment will be in securities with dividend yields, but the Fund retains the flexibility to invest up to 20% of its Managed Assets in non-dividend yielding equity securities. Generally, the Fund intends to invest in companies with mid to large market capitalization; however, the Fund may invest in small capitalization companies. The Fund may invest in both domestic and foreign securities. The mix of the Fund’s equity investments at any time will depend on the industries and types of securities the Subadviser believes will hold the most value within the Fund’s investment strategy. The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. The Fund’s investments in foreign securities include non-U.S. dollar denominated securities traded outside of the United States, U.S. dollar denominated securities of foreign issuers traded in the United States and American Depository Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them.

The Fund may invest up to 20% of its Managed Assets in illiquid securities and securities for which prices are not readily available.

The Fund currently anticipates to use leverage through borrowings from certain financial institutions or use reverse repurchase agreements in an amount equal to approximately 15% to 25% of its Managed Assets immediately after giving effect to the borrowing. See “Use of Leverage by the Fund.” The Fund may engage in Derivative Transactions in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities, hedging and risk management purposes or to enhance total return. See “Investment Objective and Strategy—Other Investment Techniques—Derivative Transactions.”

Use of Derivative Transactions

The Fund may, but does not intend to invest a substantial portion of its Managed Assets, in Derivative Transactions (as defined herein) in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities, hedging and risk management purposes or to enhance total return. Although Third Avenue may use Derivative Transactions to further the Fund’s investment objective, no assurance can be given that Third Avenue will be successful. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.”

Use of Leverage by the Fund

The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to use leverage through borrowings from certain financial institutions or reverse repurchase agreements in an amount equal to approximately 15% to 25% of the Fund’s Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser’s assessment of market conditions and the investment environment.  Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to Managed Assets) to 33 1/3% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value (“NAV”) and the market price of the Fund’s Common Shares and higher expenses. Because the Adviser’s and Subadviser’s fee is based upon a percentage of the Fund’s Managed Assets, the Adviser’s and Subadviser’s fee will be higher if the Fund is leveraged, and the Adviser or Subadviser will have an incentive to leverage the Fund. The Adviser or Subadviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. See “Risk Factors—Leverage Risk.”

Investment Adviser and Subadviser

The Fund’s investment adviser is Four Wood Capital Advisors, LLC (the “Adviser” or “FWCA”), an indirect wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”). The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and supervising Third Avenue. FWCA is a recently formed investment adviser firm and as such does not have assets under management as of March 31, 2013. FWCA will also act as administrator for the Fund. FWCA has engaged Third Avenue Management LLC (the “Subadviser” or “Third Avenue”) to serve as the Subadviser to the Fund. Third Avenue will be responsible for the day-to-day management of the Fund’s portfolio investments. Third Avenue manages the Fund’s investments, subject to the authority of the Adviser and the Board of Trustees of the Fund (the “Board”). As of March 31, 2013, Third Avenue had approximately $12.3 billion in assets under management.

Fees and Expenses

The Fund will pay the Adviser a monthly fee computed at the annual rate of [●]% of the Fund’s average daily Managed Assets. If the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which includes the principal amount of outstanding borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund’s management fees and other expenses are paid only by the Common Shareholders, and not by the holders of preferred shares, if any, or by the holders of any other types of securities that the Fund may issue. See “Use of Leverage by the Fund.”

The Subadviser receives a portfolio management fee equal to [●]% of the Fund’s average daily Managed Assets. The Subadviser’s fee is paid by the Adviser out of the Adviser’s management fee.

Distributions

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to Common Shareholders. The Fund also intends to make annual distributions of its “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund expects its initial distribution will be declared approximately [45] days, and paid approximately [60] days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan. See “Dividend Reinvestment Plan.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Dividend Reinvestment Plan

The Fund has established an automatic Dividend Reinvestment Plan. Under the Plan, distributions of dividends and capital gains are automatically reinvested in Common Shares of the Fund by [●] (“Plan Agent”). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Common Shareholders who receive distributions in the form of additional Common Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Shareholders who do not participate in the Plan will receive all distributions in cash. Reinvested dividends increase the Fund’s Managed Assets on which a management fee is payable to the Adviser. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan” for more information and on how to withdraw from the Plan.

Closed-End Fund Structure

Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase. Common shares of closed-end funds frequently trade at prices lower than their NAV. The Fund cannot predict whether the Common Shares will trade at, above or below NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. In addition to NAV, the market price of the Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that the Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser and Third Avenue, may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. An investment in the Fund’s Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Listing

The Fund intends to apply for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “[●]”.

Custodian and Transfer Agent

[●] is the custodian of the Fund, holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s NAV.

[●] is the transfer agent and dividend disbursing agent of the Fund.

Who May Want to Invest

The Fund may be an appropriate investment for long-term investors seeking the potential for:

•	current income;

•	additional diversification through investment in a portfolio consisting of a flexible allocation between debt securities and equity securities; and

•	access to professional asset management by the Adviser and Subadviser (each as defined below).

Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet the Fund’s investment criteria will be available.

See the section entitled “Risk Factors” for a more complete discussion of the risks of investing in the Fund.

U.S. Federal Income Tax Status

The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that it receives from its portfolio investments and distributes to its Common Shareholders. To qualify as a RIC and maintain its RIC status, the Fund must meet specific source-of-income and asset diversification requirements and distribute in each of its taxable years at least 90% of the sum of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to its Common Shareholders. If, in any year, the Fund fails to qualify as a RIC under U.S. federal income tax laws, it would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. See “U.S. Federal Income Tax Matters.”

Under the current tax diversification rules applicable to RICs, the Fund may directly invest up to 25% of its total assets in equity or debt securities of MLPs that are treated as “qualified publicly traded partnerships” under the Code. For a more complete discussion of the Fund’s potential portfolio composition, see “Investment Objective and Strategy.”

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a summary of certain principal risks.  See the sections entitled “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s Common Shares.

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle. Neither the Adviser nor the Subadviser has previously managed a closed-end investment company.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Subadviser’s efforts to manage market downside protection may not be successful. Moreover, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Fund anticipates using leverage, which will magnify the risk. See “Risk Factors –Leverage Risk.”

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund’s Common Shareholders who sell their Common Shares below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering (“IPO”). As a result, the Fund is designed primarily for long-term investors.

Management Risk. The Fund is subject to management risk because it relies on the Adviser’s oversight and Third Avenue’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. For example, the Fund’s 25% and 75% investment policy may not be successful if debt and equity markets are highly correlated and there can be no assurance that the strategy of allocating investments between these asset classes may provide any protection against market downturns. The Subadviser’s securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Subadviser, the Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that Third Avenue may make less than optimal or poor asset allocation decisions. Third Avenue employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that Third Avenue will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Interest Rate Risk. As a general matter, various securities in the Fund (whether preferred securities, dividend paying common stocks, debt securities, convertible securities, corporate bonds, or otherwise) contain an income component that may cause the security to be affected by changes in interest rates. An increase in interest rates may cause securities and the Fund overall to decrease in value; conversely, a decrease in interest rates may cause securities and the Fund overall to increase in value. Further, a material increase in interest rates may cause securities and the Fund overall to materially decrease in value. As of the date of this Prospectus, interest rates in the United States are at, or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. The Fund may utilize certain strategies, or invest in certain derivatives including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Credit Risk. Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security experiences a decline in its financial status. Non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in preferred securities and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated to debt securities in a company’s capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Equity Securities Risk. The Fund may invest in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, ETFs, ETNs, MLPs, and REITs. Although common stocks have historically generated higher average total returns than debt securities and other types of credit instruments over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to debt securities. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equity markets. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of the issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, common stock price may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. In addition, high-yield securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

High-Yield (“Junk Bond”) Risk. The Fund may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments.  In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  The market for high-yield securities has recently experienced periods of significant volatility and reduced liquidity.  The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates.  Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing.  Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.

Senior Loans Risk. Senior Loans in most circumstances are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s NAV and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Subadviser believes that the Fund’s investments in adjustable rate Senior Loans could limit fluctuations in the Fund’s NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund’s NAV and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower’s capital structure, may be subordinated to obligations of the borrower’s subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower’s subsidiaries have been repaid).

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized (i.e., non-secured) Senior Loans involve a greater risk of loss.

Second Lien or Other Subordinated Loans Risk. Second lien loans are generally second in line in terms of repayment priority. Second lien or other subordinated loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or high-yield securities share risks similar to those associated with investments in other high-yield securities and obligations.

Mezzanine Securities Risk. Mezzanine Securities generally are rated below investment grade and frequently are unrated and present many of the same risks as Senior Loans, Second Lien Loans and high-yield securities. However, unlike Senior Loans and Second Lien Loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in most other types of debt obligations.

Bank Loans Risk. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed issuers generally trade below par and are considered speculative. Investments in the debt of stressed issuers is subject to uncertainties, including the possibility that the issuer will default on the obligations or enter bankruptcy. If an issuer defaults or enters bankruptcy, the repayment of the obligations in subject to significant uncertainties. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Distressed Investments Risk. The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” “Inflation Risk” and “Deflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Dividend Risk. The income that Common Shareholders receive from the Fund is expected to be based, in part, on income from dividend paying equities. In selecting equity income securities in which the Fund will invest, the Subadviser will consider, among other criteria, the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to the other payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forego paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Value Investing Risk. The Fund may invest substantially in stocks that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities are subject to the discretion and judgment of the Third Avenue and there is no assurance that Third Avenue’s decisions will produce the desired results. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Small-Cap and Mid-Cap Risk. The Fund may invest from time to time in smaller capitalization companies. The securities of such issuers tend to be more volatile and less liquid than those of larger, more established companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund’s Common Shares.

Preferred Securities Risk. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers, as well as being subject to interest rate risk. There are special risks associated with investing in preferred securities, including:

•
Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income and Common Shareholders may be required to pay tax on a “distribution” in respect of preferred securities while not necessarily receiving any corresponding distribution from the Fund with which to pay such tax.

•
Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•
Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

•
Limited Voting Rights. Generally, preferred security holders have limited voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

•
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

•
New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Subadviser believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Foreign Securities and Emerging Markets Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“foreign securities”). Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less governmental supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the United States, and the securities markets of emerging market countries can be extremely volatile. Emerging and frontier market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar or have significant operations or markets outside of the U.S., changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Third Avenue may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, although there is no assurance that it will do so or that such strategies will be successful. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund anticipates using leverage through borrowings from certain financial institutions, or reverse repurchase agreements, in an aggregate amount of approximately 15% to 25% (as determined immediately after borrowing) of its Managed Assets in order to buy additional securities. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser’s assessment of market conditions and the investment environment.  Managed Assets includes assets attributable to financial leverage instruments of any form.  The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 33 1/3% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•           The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•           The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•           The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•           When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FWCA and Third Avenue, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to FWCA and/or Third Avenue to increase the Fund’s use of leverage and create and inherent conflict of interests;

•           Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•           Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Third Avenue does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Derivative Transactions Risk. The Fund may engage in various portfolio strategies, including exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps, in seeking to achieve its investment objective or for other reasons, such as for cash management, financing activities, hedging and risk management purposes or to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions”.

General Risks Associated with Derivative Transactions. The use of Derivative Transactions to enhance total return may be particularly speculative. Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction. Furthermore, the ability to successfully use Derivative Transactions depends on Third Avenue’s ability to predict pertinent market movements, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

Investing in Derivative Transactions involves investments in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Derivative Transactions may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative Transaction for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Counterparty Risk. There is risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund’s counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund’s counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Currently, certain Derivative Transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Currency Risk. The risk that changes in the exchange rate between two currencies may adversely affect the value (in U.S. dollar terms) of an investment. Derivative Transactions can be used to attempt to manage currency risk to the extent the Fund holds investments denominated in difference currencies. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Correlation Risk. The risk that changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Subadviser to predict pertinent market movements, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, requires most OTC derivatives eventually to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the U.S. Commodity Futures Trading Commission (“CFTC”) has recently rescinded certain exemptions from registration requirements under the Commodity Exchange Act, as amended (“CEA”) that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, FWCA may be required to register as a “commodity pool operator” and Third Avenue may be required to register as a “commodity trading advisor” with the CFTC with respect to the Fund. In the event FWCA and/or Third Avenue is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses. However, the Fund or Adviser on behalf of the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit to continue to claim such exclusion.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund’s performance.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund.  As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Non-Diversification Risk. The Fund is non-diversified and may focus or concentrate its investments in fewer issuers than a diversified fund of comparable size. A concentrated or non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region because the Fund is more susceptible to adverse effects from such issuer or issuers.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk. There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.

Illiquid Investment Risk. The Fund may invest in illiquid investments. Illiquid investments are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “1933 Act”). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.

Market Disruption Risk. Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, and the Middle East, and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Third Avenue, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at Third Avenue manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds, and other commingled funds. The Fund’s portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including those sold in IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals at Third Avenue may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Third Avenue receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Third Avenue. Because incentive payments paid by Third Avenue to Investment Personnel are tied to revenues earned by Third Avenue, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Conflicts of Interest” and “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic, or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk. To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gains). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Services’ (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

ETFs Risk. The Fund may invest in the securities of ETFs to the extent permitted by law. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management fees. These expenses are in addition to the direct expenses of the Fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to the risks posed by leverage discussed elsewhere in this Prospectus.

REITs Risk. The Fund may invest in common stocks, preferred securities and convertible securities issued by REITs. As a result, the Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to Common Shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to Common Shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. See “Risk Factors—Master Limited Partnership Risk.”

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses paid or incurred by the Fund that you, as a holder of Common Shares, would bear directly or indirectly.  The following table shows the Fund’s expenses as a percentage of net assets attributable to Common Shares assuming the use of leverage through the use of borrowings or reverse repurchase agreements in an amount equal to [●]% of the Fund’s total assets. The information below is based on an offering of [●] Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares.  The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales load paid by you	[●]%
Expenses borne by the Fund (1)(2)	[●]%
Dividend Reinvestment Plan Fees	None
Annual Expenses	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(7)
Management Fees (3)	[●]%
Interest Payments on Borrowings (4)	[●]%
Other Expenses (5)	[●]%
Acquired Fund Fees and Expenses (6)	[●]%
Total Annual Expenses	[●]%

(1) FWCA or an affiliate has agreed (i) to pay all organizational costs of the Fund and (ii) pay all offering expenses (other than the sales load) that exceed $[●] per Common Share ([●]% of the offering price). Based on an actual offering size of $[●] ([●] Common Shares), the total offering costs (other than the sales load) would be $[●] ($[●] per Common Share). The Fund would pay a maximum of $[●] ($[●] per Common Share) of offering costs and FWCA or an affiliate would pay all offering costs in excess of $[●] ($[●] per Common Share), which are currently estimated to be $[●] ($[●] per Common Share).

(2) FWCA (and not the Fund) has agreed to pay, from its own assets, a structuring fee pursuant to an agreement between [●] and FWCA.  These fees are not reflected under sales load in the table above. FWCA (and not the Fund) has also agreed to pay [●] certain fees (including a reimbursement of certain expenses) in connection with the marketing and related wholesaling services provided to the Fund. The Adviser intends to pay compensation to employees of one of its affiliates who participate in the marketing of the Common Shares. See “Underwriters—Additional Compensation to be Paid by the Adviser.”

(3) The Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of [●]% of the average daily Managed Assets of the Fund. The Adviser will receive a management fee in respect of uninvested amounts of capital raised through the sale of its Common Shares, the issuance of other securities, borrowings or otherwise. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

(4) Assumes effective leverage through the use of bank borrowings equal to approximately [●]% (as determined immediately after such borrowings) of the Fund’s Managed Assets at an annual interest rate of [●] %.

(5) Estimated expenses based on estimated amounts for the Fund’s first year of operations. Costs incurred to establish a credit facility will be borne by the Fund and result in a reduction of the NAV of the Fund. Based on an offering of [●] shares of Common Shares, the total cost to establish the Credit Facility are estimated to be $[●] or $[●] per share ([●]% of the Common Shares offering price).

(6) Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of any investment companies in which the Fund invests.  For purposes of this calculation, it is assumed that [●]% of the Fund will be invested in acquired funds, although this percentage may vary substantially over time.

(7) Assumes leverage of [●]% of the Fund’s net assets attributable to Common Shares ([●]% of the Fund’s Managed Assets). The Fund’s net assets attributable to Common Shares are the Fund’s Managed Assets minus the value of the Fund’s assets attributable to borrowings for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to Common Shares are less than its Managed Assets and its expenses stated as a percentage of its net assets attributable to Common Shares are greater than they would be if stated as a percentage of its Managed Assets. This table reflects that fact that you, as a common shareholder, will bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to Common Shares than if the Fund did not use leverage. In order to help you better understand the costs associated with the Fund’s leveraging strategy, and to better understand the range of costs you will bear as a common shareholder as the Fund moves toward full implementation of its leveraging strategy after the completion of this offering, the table presented below estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use any leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of net assets attributable to Common Shares (assuming no leverage is used)
Estimated Annual Expenses Management Fees Other Expenses (exclusive of current and deferred income tax expense) Total Annual Expenses (exclusive of current and deferred income tax expense)	[●]% [●]% [●]%

EXAMPLE

The following Example illustrates the various costs and expenses (including the sales load of $[●] and offering costs of $[●]) that you would pay on a $1,000 investment in Common Shares of the Fund for the time periods indicated, assuming (1) total net annual expenses of [●]% of net assets attributable to Common Shares in years 1 through 10 (which assumes the Fund’s use of leverage through borrowings in an aggregate amount equal to [●]% of the Fund’s Managed Assets), and (2) a 5% annual return*:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$[●]	$[●]	$[●]	$[●]

*The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

Third Avenue Flexible Income Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide current income with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Board”) without prior approval of Common Shareholders. The Fund’s principal office is located at 100 Wall Street, 11th Floor, New York, NY 10005 and its phone number is 800-225-6020.

The Fund’s investment adviser is Four Wood Capital Advisors, LLC and its subadviser is Third Avenue Management LLC.

USE OF PROCEEDS

The net proceeds of this offering of the Common Shares will be approximately $[●] ($[●] if the underwriters exercise the overallotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $[●] per Common Share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within [three] months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s NAV would earn interest income at a modest rate. If the Fund’s investments are delayed, the first planned distribution could consist principally of a return of capital.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to provide current income with the potential for capital appreciation. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund will achieve its investment objective or that its investment strategy will be successful. The Fund’s investment objective may be changed without shareholder approval upon 60 days prior written notice to the Fund’s Common Shareholders.

The Fund seeks to achieve its investment objective by using a fundamental research-driven investment process to invest a portion of its Managed Assets (as defined herein) in debt securities and other types of credit instruments and a portion of its Managed Assets in equity securities, including common stocks, preferred stock and convertible securities in both U.S. and non U.S. markets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Under normal circumstances, the Fund will invest 25% to 75% of its Managed Assets in debt securities and other types of credit instruments and 25% to 75% of its Managed Assets in equity securities. The Fund will invest opportunistically among debt securities/other types of credit instruments and equity securities, and therefore its tactical allocation will depend on market conditions and Third Avenue’s investment outlook. Thus, the Fund will be flexibly managed so that it will be more heavily invested in debt securities and other types of credit instruments at some times and more heavily in invested equity securities at other times.

Debt Securities and Other Types of Credit Instruments. The Fund seeks to achieve its investment objective by investing under normal circumstances between 25% to 75% of its Managed Assets in debt securities and other types of credit instruments. Credit instruments include below investment grade securities (commonly known as “high-yield” securities or “junk” bonds), notes, bonds, convertible bonds, bank loans and other types of debt instruments. The Fund intends to invest a portion of its Managed Assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”), and Fitch Ratings, Inc. (“Fitch”), or are unrated and of similar credit standing in the judgment of the Subadviser. The Subadviser anticipates that no more than 25% of the Fund’s Managed Assets will be invested in securities that are rated CCC or below or unrated fixed-income securities. In making these investments, the Subadviser will seek to purchase instruments that the Subadviser believes are undervalued.

The Subadviser will select debt securities and other types of credit instruments that are current on their interest payments and that it believes have a reasonably high likelihood of consistently paying such interest and meeting other obligations. However, certain debt instruments held by the Fund may not be current on their interest payments. The Fund may invest in debt securities and other types of credit instruments of any credit quality, maturity and duration, including distressed and defaulted securities, and intends to focus on a relatively small number of issuers. Although the Fund intends to invest in debt securities and other types of credit instruments issued by mid to large capitalization companies, the Fund may invest in debt securities and other types of credit instruments issued by small capitalization companies. The Fund may invest in U.S. dollar and non-U.S. dollar denominated debt securities and other types of credit instruments of issuers located anywhere in the world and of issuers that operate in any industry. The mix of the Fund’s debt securities and other types of credit instruments at any time will also depend on the securities the Subadviser believes hold the most value within the Fund’s investment strategy.

Equity Securities.  The Fund also seeks to achieve its investment objective by investing under normal circumstances between 25% to 75% of its Managed Assets in equity securities of well-financed companies (meaning companies with high quality assets and a relative absence of liabilities) that are trading at a discount to what the Subadviser believes is their intrinsic value. Equity securities include common and preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), master limited partnerships (“MLPs”), and REITs. The Fund anticipates that the majority of its equity investments at the time of investment will be in securities with dividend yields, but the Fund retains the flexibility to invest up to 20% of its Managed Assets in non-dividend yielding equity securities. Generally, the Fund intends to invest in companies with mid to large market capitalization; however, the Fund may invest in small capitalization companies. The Fund may invest in both domestic and foreign securities. The mix of the Fund’s equity investments at any time will depend on the industries and types of securities the Subadviser believes will hold the most value within the Fund’s investment strategy. The Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers. The Fund’s investments in foreign securities include non-U.S. dollar denominated securities traded outside of the United States, U.S. dollar denominated securities of foreign issuers traded in the United States and American Depository Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them.

The Fund may invest up to 20% of its Managed Assets in illiquid securities and securities for which prices are not readily available.

The Fund currently anticipates that it will borrow funds from certain financial institutions, or use reverse repurchase agreements, in an aggregate amount of approximately 15% to 25% of its Managed Assets. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser’s assessment of market conditions and the investment environment.  Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to Managed Assets) to 33 1/3% of the Fund’s Managed Assets. The Fund retains the flexibility to increase this amount up to the limits imposed by the 1940 Act. See “Risk Factors—Leverage Risk.”

The Fund currently anticipates to use leverage through borrowings from certain financial institutions or use reverse repurchase agreements in an amount equal to approximately 15% to 25% of its Managed Assets immediately after giving effect to the borrowing. See “Use of Leverage by the Fund.” The Fund may engage in Derivative Transactions in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities, hedging and risk management purposes or to enhance total return. See “Investment Objective and Strategy—Other Investment Techniques—Derivative Transactions.”

The Fund may implement various temporary “defensive” strategies at times when Third Avenue determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its Common Shareholders. These strategies may include investing all or a portion of the Fund’s assets in cash or cash equivalents, government securities or short term fixed income securities. See “Investment Objective and Strategy—Portfolio Composition—Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period” and “Risk Factors—Derivative Transactions Risk.”

Investment Philosophy and Approach

Third Avenue has adhered to a strict value discipline in selecting fixed income and equity securities since it was founded in 1986. As of March 31, 2013, Third Avenue managed approximately $12.3 billion across fixed income and equity strategies and has a long track record investing in both. Third Avenue’s investment team employs bottom-up, fundamental research to identify investments throughout the capital structure on markets worldwide.

The Fund will allocate assets to debt securities and other types of credit instruments and equity as it pursues its objective of generating income and long-term capital appreciation. The mix of investments between equities and debt securities and other types of credit instruments will be determined by the bottom-up valuation of equity and debt securities and other types of credit instruments under consideration, the overall valuations of the equity and debt markets and the Fund’s anticipated monthly distributions.

When investing in debt securities and other types of credit instruments and equity, Third Avenue seeks to invest in companies that exhibit strong balance sheets and the financial wherewithal to continue to pay interest or dividends. Further, Third Avenue seeks to invest in companies with dependable product cycles and that have high or improving cash flow to finance interest payments on debt or dividend payments on equity.

In selecting debt securities and other types of credit instruments for the Fund, the Subadviser seeks the following characteristics:

•	Reasonable expectation to continue to pay a coupon under multiple economic conditions;

•	Issued by mid to large capitalization companies;

•	U.S. dollar and non-U.S. dollar denominated debt securities from any industry;

•	Reasonable covenant protection, relative to price; and

•	Total return potential substantially above that of a comparable credit.

In acquiring debt securities and other types of credit instruments for the Fund, the Subadviser generally will seek out companies that are mature, well-established companies that are part of established industries. The Subadviser generally will look for companies that have adequate resources to continue meeting interest payments into the foreseeable future and securities that have reasonable covenants which protect holders of their debt securities from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. In selecting equity securities, the Subadviser generally seeks issuing companies that exhibit the following characteristics:

•	Companies with a strong operating history as part of a well-established industry;

•	The sustainability of dividend payments into the foreseeable future;

•
A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

•
Availability of the security at a market price which the Subadviser believes is at a substantial discount to the Subadviser’s estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate;

•	Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders; and

•
Availability of comprehensive and meaningful financial and related information. Key disclosures are audited financial statements and information that the Subadviser believes provide reliable benchmarks to aid in understanding the business, its values and its dynamics.

Third Avenue analyzes companies from the bottom up, reviewing public documents, speaking with outside consultants and contacts, identifying value and risk drivers and interviewing management before making an investment decision. This approach may provide investment opportunities in various levels of a company’s capital structure, including bank loans, senior loans, subordinated bonds, preferred stock and common stock.

Generally, the Fund will increase its investments in debt securities and other types of credit instruments when Third Avenue anticipates that the return on these securities will exceed the return on equity securities, and vice versa. The Fund may also increase its allocation to debt securities and other types of credit instruments to maintain the Fund’s distributions.

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the Fund’s investment criteria, the Fund may hold most or a portion of its assets in cash or cash equivalents, government securities or short term fixed income securities. This does not constitute a change in the Fund’s investment objective, but could prevent or delay the Fund from achieving its objective. Under normal circumstances, the Subadviser intends for the Fund to be fully invested with a minimal cash position.

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information (the “SAI”).

Corporate Bonds. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the terms of such corporate bond.

High-Yield Securities. The Fund will invest in high-yield debt securities, which are securities rated below Baa by Moody’s and below BBB by Standard & Poor’s and unrated debt securities and other types of credit instruments of similar credit quality, commonly referred to as “junk bonds.” High-yield securities and unrated securities of comparable credit quality are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. High-yield securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of high-yield securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities.

In seeking to achieve its investment objective, the Fund depends on the Subadviser’s credit analysis to identify investment opportunities. For the Fund, credit analysis is not a process of merely measuring the probability of whether a coupon is paid over a long term period, but also measuring how the creditor would fare in a reorganization. Before investing in any high-yield debt or distressed instruments, the Subadviser will evaluate the issuer’s ability to pay interest and principal, as well as the seniority position of such debt in the issuer’s capital structure vis-a-vis any other outstanding debt or potential debts.

The Subadviser will limit the amount of CCC, below CCC and unrated bonds (as rated by Standard & Poor’s) to no more than 25% of the Fund’s Managed Assets.

Other Credit Instruments. The Fund may also invest in other credit instruments, including without limitation, Senior Loans, Second Lien Loans or Mezzanine Loans, but does not expect to do so as a principal investment strategy. The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions.

Equity Securities. The Fund may invest in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, ETFs, ETNs, MLPs, and REITs. Common stock represents an equity ownership interest in a company. Although the Fund intends to invest primarily in companies with mid to large market capitalization, it may hold or have exposure to common stocks of issuers of any size, including small capitalization companies. Generally, the Fund will invest in dividend paying securities. Because the Fund will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities and other types of credit instruments. For more information regarding preferred stocks, convertible securities, warrants, depository receipts, ETFs and REITs, see “Additional Investment Information and Restrictions” in the SAI.

Preferred Securities. Preferred securities in which the Fund may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Short-Term Fixed Income Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of Common Shares are being invested, during periods in which Third Avenue determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, or pending re-investment of proceeds received in connection with the expiration of a bond or the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments or Derivative Transactions.

Third Avenue’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective. Third Avenue currently anticipates that these are the only circumstances in which the Fund will invest in short-term debt securities.

Foreign Securities. The Fund may invest in debt securities, other types of credit instruments and equity securities of non-U.S. issuers (“foreign securities”). Some foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks if it invests in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Other Investment Techniques

Derivative Transactions. The Fund may, but does not intend to invest a substantial portion of its Managed Assets, in Derivative Transactions (as defined herein) in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities, hedging and risk management purposes or to enhance total return. Although Third Avenue seeks to use Derivative Transactions to further the Fund’s investment objective, no assurance can be given that Third Avenue will be successful.

The Fund may purchase and sell derivative instruments such as exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.”

The Fund generally uses Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Derivative Transactions to enhance total return. The Fund will commit initial variation margin for Derivative Transactions that involve futures contracts in accordance with the rules of the CFTC and as negotiated with its counterparties.

Third Avenue may sell call options to the extent market conditions are favorable to such a strategy. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular, or any, percentage of assets in call option premium.

Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the Derivative Transactions. Furthermore, the ability to successfully use Derivative Transactions depends on Third Avenue’s ability to predict pertinent market movements, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Derivative Transactions and their risks is contained in the Fund’s SAI under the heading “Additional Investment Information and Restrictions.”

Illiquid Transactions

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the OTC market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid and including transactions directly with the issuer.

Leverage

The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to use leverage through borrowings from certain financial institutions or reverse repurchase agreements in an amount equal to approximately 15% to 25% of the Fund’s Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser’s assessment of market conditions and the investment environment.  Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund intends to limit its combined effective leverage ratio at the time of borrowing (measured by the aggregate dollar amount of all leverage facilities to Managed Assets, to 331/3% of the Fund’s Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 331/3% of Managed Assets (at the time of borrowing). The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed and greater volatility in the Fund’s NAV and in the market price of the Fund’s Common Shares and higher expenses than a comparable portfolio without leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares or eliminate the Fund’s equity in a leveraged investment.  Since the Adviser’s or Subadviser’s fee is based upon a percentage of the Fund’s Managed Assets, the Adviser’s or Subadviser’s fee will be higher if the Fund is leveraged and the Adviser or Subadviser will have an incentive to leverage the Fund. The Board of Trustees will monitor this potential conflict. The Adviser or Subadviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent.

Leverage creates risks which may adversely affect the return for the holders of Common Shares, including:

•           The likelihood of greater volatility of NAV and market price of Common Shares;

•           Fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•           Increased operating costs, which may reduce the Fund’s total return to the holders of Common Shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of Common Shares; and

•           The potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remain fixed.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced or potentially eliminated. The Subadviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the holders of Common Shares, and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities.

Reverse Repurchase Agreements. The Fund may in the future engage in reverse repurchase agreement transactions to the extent permitted under the 1940 Act and related guidance of the SEC and its staff. If the Fund uses reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to the amount of the repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect. Any such use of reverse repurchase agreements would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Subsequent to entering into a reverse repurchase agreement transaction, the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Subadviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to the amount of the repayment obligations under the reverse repurchase agreements.

Issuance of Fund Preferred Shares. Although the Fund is authorized, under the 1940 Act, to issue preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the value of the Fund’s total assets less liabilities and indebtedness not represented by “senior securities” (as such term is defined in the 1940 Act), the Fund anticipates that under current market conditions it is unlikely to offer preferred shares during its first twelve months of operations. Any preferred shares issued by the Fund would have complete priority upon distribution of  assets over the Common Shares. The issuance of preferred shares will leverage the Common Shares. Although the timing and other terms of the offering of preferred shares and the terms of the preferred shares would be determined by the Fund’s Board of Trustees, the Fund expects to invest the proceeds of any preferred shares offering in intermediate and long-term bonds. The preferred shares may pay dividends at a fixed rate or at adjustable rates based on shorter-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Fund were not leveraged.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a RIC under the Code. If the Fund has preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Subadviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Subadviser otherwise views as favorable.

Leverage Effects. The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s Common Shares of the leverage obtained by borrowing approximately [●]% of the Fund’s Managed Assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	[●]%	[●]%	[●]%	[●]%	[●]%
Corresponding common share return	[●]%	[●]%	[●]%	[●]%	[●]%

Until the Fund borrows, the Fund’s Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund’s investment objective and policies.

RISK FACTORS

General risks

An investment in the Fund’s Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following is a summary of certain risks associated with an investment in the Fund.

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle. Neither the Adviser nor the Subadviser has previously managed a closed-end investment company.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Subadviser’s efforts to manage market downside protection may not be successful. Moreover, if the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions. The Fund anticipates using leverage, which will magnify the risk. See “Risk Factors—Leverage Risk.”

Market Price Discount from NAV Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund’s Common Shareholders who sell their Common Shares below NAV may therefore be reduced. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the Fund’s initial public offering (“IPO”). As a result, the Fund is designed primarily for long-term investors.

Management Risk. The Fund is subject to management risk because it relies on the Adviser’s oversight and Third Avenue’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. For example, the Fund’s 25% and 75% investment policy may not be successful if debt and equity markets are highly correlated and there can be no assurance that the strategy of allocating investments between these asset classes may provide any protection against market downturns. The Subadviser’s securities and options selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Subadviser, the Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that Third Avenue may make less than optimal or poor asset allocation decisions. Third Avenue employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that Third Avenue will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Interest Rate Risk. As a general matter, various securities in the Fund (whether preferred securities, dividend paying common stocks, debt securities, convertible securities, corporate bonds, or otherwise) contain an income component that may cause the security to be affected by changes in interest rates. An increase in interest rates may cause securities and the Fund overall to decrease in value; conversely, a decrease in interest rates may cause securities and the Fund overall to increase in value. Further, a material increase in interest rates may cause securities and the Fund overall to materially decrease in value. As of the date of this Prospectus, interest rates in the United States are at, or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. The Fund may utilize certain strategies, or invest in certain derivatives including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Credit Risk. Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security experiences a decline in its financial status. Non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in preferred securities and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated to debt securities in a company’s capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Equity Securities Risk. The Fund may invest in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, ETFs, ETNs, MLPs, and REITs. Although common stocks have historically generated higher average total returns than debt securities and other types of credit instruments over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to debt securities. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equity markets. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of the issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, common stock price may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. In addition, high-yield securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

High-Yield (“Junk Bond”) Risk. The Fund may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments.  In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  The market for high-yield securities has recently experienced periods of significant volatility and reduced liquidity.  The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates.  Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing.  Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.

Senior Loans Risk. Senior Loans in most circumstances are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s NAV and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Subadviser believes that the Fund’s investments in adjustable rate Senior Loans could limit fluctuations in the Fund’s NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund’s NAV and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower’s capital structure, may be subordinated to obligations of the borrower’s subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower’s subsidiaries have been repaid).

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized (i.e., non-secured) Senior Loans involve a greater risk of loss.

Second Lien or Other Subordinated Loans Risk. Second lien loans are generally second in line in terms of repayment priority. Second lien or other subordinated loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or high-yield securities share risks similar to those associated with investments in other high-yield securities and obligations.

Mezzanine Securities Risk. Mezzanine Securities generally are rated below investment grade and frequently are unrated and present many of the same risks as Senior Loans, Second Lien Loans and high-yield securities. However, unlike Senior Loans and Second Lien Loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in most other types of debt obligations.

Bank Loans Risk. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed issuers generally trade below par and are considered speculative. Investments in the debt of stressed issuers is subject to uncertainties, including the possibility that the issuer will default on the obligations or enter bankruptcy. If an issuer defaults or enters bankruptcy, the repayment of the obligations in subject to significant uncertainties. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Distressed Investments Risk. The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” “Inflation Risk” and “Deflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Dividend Risk. The income that Common Shareholders receive from the Fund is expected to be based, in part, on income from dividend paying equities. In selecting equity income securities in which the Fund will invest, the Subadviser will consider, among other criteria, the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to the other payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forego paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Value Investing Risk. The Fund may invest substantially in stocks that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. These securities are subject to the discretion and judgment of Third Avenue and there is no assurance that Third Avenue’s decisions will produce the desired results. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Small-Cap and Mid-Cap Risk. The Fund may invest from time to time in smaller capitalization companies. The securities of such issuers tend to be more volatile and less liquid than those of larger, more established companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund’s Common Shares.

Preferred Securities Risk. Although preferred shares of stock are generally less volatile than common stock, preferred shares are historically more volatile investments than investing in the debt of an issuer and are subject to a greater risk of loss based on their lower position within the capital structure of issuers, as well as being subject to interest rate risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income and Common Shareholders may be required to pay tax on a “distribution” in respect of preferred securities while not necessarily receiving any corresponding distribution from the Fund with which to pay such tax.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

Limited Voting Rights. Generally, preferred security holders have limited voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Subadviser believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Foreign Securities and Emerging Markets Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“foreign securities”). Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less governmental supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the United States, and the securities markets of emerging market countries can be extremely volatile. Emerging and frontier market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar or have significant operations or markets outside of the U.S., changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Third Avenue may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, although there is no assurance that it will do so or that such strategies will be successful. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund anticipates using leverage through borrowings from certain financial institutions, or reverse repurchase agreements, in an aggregate amount of approximately 15% to 25% (as determined immediately after borrowing) of its Managed Assets in order to buy additional securities. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Subadviser’s assessment of market conditions and the investment environment.  Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 33 1/3% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•           The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•           The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•           The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•           When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FWCA and Third Avenue, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to FWCA and/or Third Avenue to increase the Fund’s use of leverage and create and inherent conflict of interests;

•           Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•           Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities and other types of credit instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Third Avenue does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Derivative Transactions Risk. The Fund may engage in various portfolio strategies, including exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps, in seeking to achieve its investment objective or for other reasons, such as for cash management, financing activities, hedging and risk management purposes or to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions”.

General Risks Associated with Derivative Transactions. The use of Derivative Transactions to enhance total return may be particularly speculative. Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction. Furthermore, the ability to successfully use Derivative Transactions depends on Third Avenue’s ability to predict pertinent market movements, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

Investing in Derivative Transactions involves investments in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Derivative Transactions may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative Transaction for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations..

Counterparty Risk. There is risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund’s counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund’s counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Currently, certain Derivative Transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Currency Risk. The risk that changes in the exchange rate between two currencies may adversely affect the value (in U.S. dollar terms) of an investment. Derivative Transactions can be used to attempt to manage currency risk to the extent the Fund holds investments denominated in difference currencies. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Correlation Risk. The risk that changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Subadviser to predict pertinent market movements, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, requires most OTC derivatives eventually to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the U.S. Commodity Futures Trading Commission (“CFTC”) has recently rescinded certain exemptions from registration requirements under the Commodity Exchange Act, as amended (“CEA”) that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, FWCA may be required to register as a “commodity pool operator” and Third Avenue may be required to register as a “commodity trading advisor” with the CFTC with respect to the Fund. In the event FWCA and/or Third Avenue is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses. However, the Fund or Adviser on behalf of the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit to continue to claim such exclusion.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund’s performance.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund.  As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Non-Diversification Risk. The Fund is non-diversified and may focus or concentrate its investments in fewer issuers than a diversified fund of comparable size. A concentrated or non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region because the Fund is more susceptible to adverse effects from such issuer or issuers.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk. There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.

Illiquid Investment Risk. The Fund may invest in illiquid investments. Illiquid investments are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “1933 Act”). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.

Market Disruption Risk. Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

        These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Third Avenue, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Potential Conflict of Interest Risk. Individual investment professionals at Third Avenue manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds, and other commingled funds. The Fund’s portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including those sold in IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals at Third Avenue may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Third Avenue receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from Third Avenue. Because incentive payments paid by Third Avenue to Investment Personnel are tied to revenues earned by Third Avenue, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Conflicts of Interest” and “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic, or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk. To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gains). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Services’ (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

ETFs Risk. The Fund may invest in the securities of ETFs to the extent permitted by law. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management fees. These expenses are in addition to the direct expenses of the Fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to the risks posed by leverage discussed elsewhere in this Prospectus.

REITs Risk. The Fund may invest in common stocks, preferred securities and convertible securities issued by REITs. As a result, the Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to Common Shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to Common Shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Master Limited Partnership Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Certain risks inherent in investing in MLPs include the following:

•                  Regulatory Risk. MLPs in which Fund may invest are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both, stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, in particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of MLPs. In addition, such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous-sometimes retroactively-by a regulatory agency and unexpectedly increase production costs.

•           Tax Risk of MLPs. Its ability to meet its investment objectives will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which the Fund invests, a factor over which the Fund has limited control. The benefit that the Fund derives from its investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for US. federal income tax purposes. As a partnership, a Master Limited Partnership generally has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnership's business, a Master Limited Partnership were treated as a corporation for U.S. federal income tax purposes, such Master Limited partnership would be obligated to pay U.S. federal income tax on its income at the corporate tax rate. If a Master Limited Partnership were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of a Master Limited Partnership as a corporation for U.S. federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of Common Shares.

•                  Catastrophe Risk. The operations of MLPs in which the Fund may invest are subject to many hazards inherent in transporting, processing, or storing natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

•                  Pipelines Risk. MLPs involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies' financial condition and ability to pay distributions to shareholders.

•                  Gathering and Processing Risk. MLPs involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•                  Midstream Market Risk. MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•                  Exploration and Production Risk. MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

•                  Propane Risk. Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

•                  Commodity Pricing Risk. MLPs in which the Fund may invest may be directly affected by energy commodity prices, especially those MLPs which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

•                  Supply and Demand Risk. A decrease in the production of natural gas, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs in which the Fund invests. Production declines and volume decreases could be caused by various Fund factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

•           Depletion and Exploration Risk. MLPs also engaged in the production (exploration, development, management or production) of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

How the Fund Manages Risks

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect returns to Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in shorter-term securities) or may reduce its indebtedness or preferred shares or extend the dividend measurement periods on its preferred shares or unwind other leverage transactions. As explained above under “Risk Factors—Leverage Risk,” the success of any such attempt to limit leverage risk depends on Third Avenue’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may decide not to attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Fund may incur additional indebtedness or sell additional preferred shares.

Derivative Transactions

The Fund may use certain Derivative Transactions designed to limit the risk of price fluctuations and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities and other types of credit instruments whose prices, in the opinion of the Subadviser, correlate with the prices of the Fund’s investments.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the Fund, including supervision of the duties performed by FWCA and Third Avenue, is the responsibility of the Board, under Delaware law and the 1940 Act. The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser and Subadviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Trustees and Officers” in the SAI.

The Adviser

Four Wood Capital Advisors, LLC is the Fund’s investment adviser and administrator and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). FWCA is a New York limited liability company formed in June 2012 to provide investment management and advisory services to registered investment companies, institutional investors and high net worth individuals. FWCA is a wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”).

FWCA primarily provides investment management and advisory services to U.S. closed-end fund registered investment companies.

FWCA has entered into a marketing services agreement with [●], under which [●] provides marketing assistance to FWCA with respect to the offering of the Fund’s Common Shares. The fees due pursuant to this marketing agreement will be paid exclusively by FWCA (and not the Fund) in an amount of $[●]. The services provided by [●] to FWCA include, without limitation, marketing and related wholesaling services.

FWCA provides office space to the Fund and administrative and clerical services relating to the Fund’s books and records and preparation of reports.

Advisory Agreement

Under the general supervision of the Board, the Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to approval of the Board), contracts with and compensates Third Avenue to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio assets but has ultimate responsibility to oversee Third Avenue. In this connection, the Adviser monitors Third Avenue’s management of the Fund’s investment operations in accordance with the investment objective and related policies of the Fund, reviews Third Avenue’s performance and reports periodically on such performance to the Board.

In return for these services, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of [●]% of the average daily Managed Assets of the Fund. The Adviser will not be liable to the Fund except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. For purposes of the Advisory Agreement and the Subadvisory Agreement, Managed Assets of the Fund means total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage).

The Advisory Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Fund or the Adviser may terminate the Advisory Agreement at any time without penalty on 60 days’ written notice to the other party. Material amendments to the Advisory Agreement require shareholder approval.

The Subadviser

Third Avenue Management LLC is the subadviser for the Fund. The Subadviser manages the Fund’s investments, subject to the authority of the Adviser and the Board of Trustees of the Fund. As of March 31, 2013, Third Avenue had approximately $12.3 billion in assets under management The Subadviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986 and has adhered to a strict value discipline in selecting fixed income and equity securities.

The Fund has an affiliated broker-dealer, M.J. Whitman LLC. Affiliated Managers Group, Inc. owns an indirect majority equity interest in the Adviser and M.J. Whitman LLC.

A discussion regarding the basis for the Board approval of the Advisory Agreement, the Service Agreement and the Subadvisory Agreement will be available in the Fund’s [annual] report for the period ended [●].

The Fund, the Adviser and Third Avenue have adopted codes of ethics relating to personal securities transactions (the “Codes of Ethics”). The Codes of Ethics permit the Adviser and Third Avenue personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Service Agreement

The Fund operates under a Service Agreement with [●], under which [●] provides “Non-Advisory Services” that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design and other services that are not investment advisory in nature. [●] is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

[●] is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by [●] in the performance of its duties or from reckless disregard by FWCA of its obligations under the Service Agreement.

The Service Agreement will continue so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or [●] may terminate the Service Agreement at any time without penalty on 60 days’ written notice to the other party. The Service Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

Portfolio Managers

Third Avenue

Third Avenue will be responsible for the day-to-day management of the Fund’s portfolio investments. The Fund is managed by a team of portfolio managers at Third Avenue which is led by:

[●]

[●]

Additional Information Regarding Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Custodian and Transfer Agent

[●] is the custodian of the Fund, holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s NAV.

[●] is the transfer agent and dividend disbursing agent of the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per Common Share is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of outstanding Common Shares. The NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing the NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. [●] calculates the NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and the NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s pricing committee in certain instances.

Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of trading on the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

A non-negotiable security not treated as an illiquid security because it may be redeemed by the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

DISTRIBUTION POLICY

The Fund intends to distribute to Common Shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Fund expects its initial distribution will be declared approximately [45] days, and paid approximately [60] days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Shareholders whether they are reinvested in shares of the Fund or received in cash. Because not all investors can participate in the Automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gains, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total monthly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gains dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings but represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gains assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a Common Shareholder would have a capital gains in year three of $6 per share ($15 minus $9) for a total capital gains of $600.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gains are automatically reinvested in Common Shares of the Fund by [●] (the “Plan Agent”). Every Common Shareholder holding at least one full Share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in Common Shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per share, the Fund will issue Common Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [●]. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the Plan Agent electronically transfer your shares to your broker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [●]. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole Common Share in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, Common Shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [●]. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to [●].

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its Common Shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its Common Shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if the Fund so elects, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gains will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund’s net capital gains (“capital gains distributions”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gains (including capital gains distributions). A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.  This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gains or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains distributions). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers.  Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gains distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding (currently, at a rate of 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Common Shareholders.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect). In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. Common Shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

In general, distributions (other than capital gains dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the Common Shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated [●]. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.001 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies Common Shareholders against any such liability. Although shareholders of an unincorporated business trust established under the laws of Delaware may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

If there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless, at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Credit Facility

In the event the Fund borrows, the Fund may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Issuance of Fund Preferred Shares

Although the Fund does not intend to issue preferred shares during its first twelve months of operations, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund issues Preferred Shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and Third Avenue, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s Common Shareholders, the Board, in consultation with the Adviser and Third Avenue, from time to time may review the possible actions to reduce any such discount.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5% or greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Potential Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii)  such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund’s portfolio likely could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for whom [●] is acting as representative (the “Representative”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Number of Common Shares
Name	[●]	[●]
Total		[●]

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $[●] per Common Share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $[●] per Common Share are equal to [●]% of the initial offering price. Investors must pay for any Common Shares purchased on or before [●], 2013.

The Fund has granted to the Underwriters an option, exercisable for [45] days from the date of this Prospectus, to purchase up to an aggregate of [●] Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $[●], the total Underwriters’ discounts and commissions (sales load) would be $[●] and the total proceeds to the Fund would be $[●].

The following table summarizes the actual expenses and compensation that the Fund will pay:

	Per Common Share		Total

	Without Over- allotment	With Over- allotment	Without Over- allotment	With Over- allotment
Public offering price	$[●]	$[●]	$[●]	$[●]
Sales load	$[●]	$[●]	$[●]	$[●]
Estimated offering expenses	$[●]	$[●]	$[●]	$[●]
Proceeds, after expenses, to the Fund	$[●]	$[●]	$[●]	$[●]

The fees described below under “—Additional Compensation to Be to the Underwriter” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than the sales load) will not exceed $[●] per Common Share sold by the Fund in this offering. If the offering expenses exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding the sales load) are estimated to be $[●] in total, $[●] of which will be borne by the Fund (or $[●] if the Underwriters exercise their over-allotment option in full). See “Summary of Fund Expenses.”

[The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.]

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($[●]).

The Fund intends to apply for listing on the NYSE under the ticker symbol “[●]”.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this Prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically. The Fund, the Adviser, the Subadviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “1933 Act”).

Prior to the public offering of Common Shares, Four Wood Capital Partners, LLC (“FWCP”) purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, FWCP owned 100% of the outstanding Common Shares. FWCP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of [●] is [●]. The principal business address of [●] is [●].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Adviser, the Subadviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

[No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.]

Additional Compensation to Be Paid by the Adviser

FWCA (and not the Fund) has agreed to pay [●] from its own assets, a [●] fee in the amount of $[●] for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, (iv) the overall marketing and positioning thesis for the offering of the Fund’s Common Shares, (v) securing participants in the Fund’s IPO (vi) preparation of marketing and diligence materials for underwriters, (vii) conveying information and market updates to the underwriters, and (viii) coordinating syndicate orders in this offering. The [●] fees paid to [●] will not exceed [●]% of the total public offering price of the Common Shares. These services provided by [●] to FWCA are unrelated to FWCA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

FWCA (and not the Fund) has agreed to pay [●] from its own assets, an [●] fee in the amount of $[●] for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies and (iv) the overall marketing and positioning thesis for the offering of the Fund’s Common Shares. The [●] fee paid to [●] will not exceed [●]% of the total public offering price of the Common Shares. These services provided by [●] to FWCA are unrelated to FWCA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

FWCA has entered into a marketing services agreement with [●], under which [●] provides marketing assistance to FWCA with respect to the offering of the Fund’s Common Shares. The fees due pursuant to this marketing agreement will be paid exclusively by FWCA (and not the Fund) in an amount of $[●]. The services provided by [●] to FWCA include, without limitation, marketing and related wholesaling services.

FWCA (and not the Fund) has also agreed to pay from its own assets a commission to certain personnel of Four Wood Capital Partners, LLC that are registered through an affiliated broker-dealer, [●] who participate as wholesalers in the marketing of the Common Shares in an amount which will not exceed $[●]. These commissions, in the aggregate, will not exceed [●]% of the total public offering price of the Common Shares.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $[●] per share is equal to [●]% of gross proceeds. The Fund has agreed to reimburse the Underwriters the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $[●], estimated to total $[●], which amount will not exceed [●]% of gross proceeds. FWCA (and not the Fund) will pay [●] and/or [●] fees to [●] and [●], as described above, which will not exceed $[●]. FWCA (and not the Fund) will pay a commission to certain registered personnel of Four Wood Capital Funds, LLC (a broker-dealer affiliate of FWCA) who participate as wholesalers in the marketing of the Common Shares in an amount which will not exceed $[●]. Total compensation to the Underwriters and commissions to certain registered personnel of Four Wood Capital Funds, LLC will not exceed [●]% of gross proceeds.

CONFLICTS OF INTEREST

Third Avenue has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Third Avenue has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Third Avenue furnishes investment management and advisory services to numerous clients in addition to the Fund, and Third Avenue may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to Third Avenue, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, Third Avenue, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale Third Avenue recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which Third Avenue, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, Third Avenue may refrain from rendering any advice or services concerning securities of companies of which any of Third Avenue’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which Third Avenue or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, Third Avenue owes a duty of loyalty to its clients and must treat each client fairly. When Third Avenue purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. Third Avenue attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, Third Avenue has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide Third Avenue with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York and for the underwriters by [  ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. [●]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	86
TRUSTEES AND OFFICERS	97
INVESTMENT ADVISORY AND OTHER SERVICES	103
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	107
DETERMINATION OF NET ASSET VALUE	107
BROKERAGE ALLOCATION	108
TAXES	110
OTHER INFORMATION	116
REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	117
CUSTODIAN AND TRANSFER AGENT	117
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	118
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	118
FINANCIAL STATEMENTS	119
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	120
APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	126

[INSERT LOGO]

[●] Shares

Third Avenue Flexible Income Fund

Common Shares

PROSPECTUS

[●], 2013

The information in this preliminary statement of additional information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2013

Third Avenue Flexible Income Fund

STATEMENT OF ADDITIONAL INFORMATION

[●], 2013

100 Wall St., 11th Floor

New York, NY 10005

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	86
TRUSTEES AND OFFICERS	97
INVESTMENT ADVISORY AND OTHER SERVICES	103
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	107
DETERMINATION OF NET ASSET VALUE	107
BROKERAGE ALLOCATION	108
TAXES	110
OTHER INFORMATION	116
REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	117
CUSTODIAN AND TRANSFER AGENT	117
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	118

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	118
FINANCIAL STATEMENTS	119
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	120
APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	126

This Statement of Additional Information relating to the Common Shares of the Fund (the “Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated [●], 2013 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You may obtain a copy of the Prospectus on the web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Fund’s subadviser, Third Avenue Management LLC (the “Subadviser” or “Third Avenue”), may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Investment in Debt Securities and Other Types of Credit Instruments

The Fund may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

High-Yield Securities. The Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Group (“S&P”). Third Avenue anticipates that no more than 25% of Fund assets will be invested in securities that are rated CCC or below or unrated fixed-income securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. The Fund may invest in comparable quality unrated securities that, in the opinion of the Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high-yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund’s assets. The reduced availability of reliable, objective data may increase the Fund’s reliance on management’s judgment in valuing high yield bonds. In addition, the Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund’s investments, and consequently its net asset value (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.

Defaulted Securities. The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Zero Coupon Securities. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Municipal Bonds. Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Third Avenue than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Mortgage-Backed and Asset-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Mortgage-backed securities in which the Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

•           Inverse Interest-Only Securities. The Fund may invest in inverse interest-only securities, i.e., interest-only securities whose coupons (stated interest rates) fluctuate inversely with specified interest rate indices. For example, the coupon on an inverse interest-only security might equal 10% minus one month LIBOR. As interest rates rise, the security’s coupon decreases and when interest rates fall, the security’s coupon increases. Such securities also may be structured so that small changes in interest rates lead to larger changes in the coupon. Issuers of mortgage backed securities holding fixed rate mortgage collateral sometimes issue offsetting interest-only securities and inverse interest-only securities. Thus, the fixed return on the collateral can be split into offsetting floating and inverse floating coupons. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage backed-securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

•           Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

•           TBA Mortgage Contracts. The Fund may invest in TBA mortgage contracts. Similar to when-issued or delayed-delivery securities, a TBA mortgage contract is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, however. Instead, the buyer agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage contract transaction, a buyer and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Distressed Securities

The Fund invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility.

It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Subadviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment.

Pay-In-Kind Securities

The Fund may invest in pay-in-kind (“PIK”) securities. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a RIC under the Code, and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Trade Claims

[The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.]

Depositary Receipts

The Fund may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the OTC market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Investment in Other Investment Companies

The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Exchange-Traded Funds (ETFs)

The Fund may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange-Traded Notes (ETNs)

The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Master Limited Partnerships (MLPs)

The Fund may invest in MLPs, which are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs. MLPs combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs are generally organized under state law as limited partnerships or limited liability companies.

REITs

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Investment in Relatively New Issuers

The Fund may invest occasionally in the securities of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

The Fund may hold a significant portion of its cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Fund’s custodian or another depository institution insured by the Federal Deposit Insurance Corporation (the “FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2013; interest-bearing DDAs are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the U. S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government.

Simultaneous Investments

Investment decisions for the Fund are made independently from those of the other funds and accounts advised by the Subadviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as the Fund, available investments will be allocated equitably to the Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Securities Lending

The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign securities). The collateral will consist of cash (including U.S. dollars and foreign currency) and U.S. government securities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers.

Risk of Minority Positions and Control Positions

The Fund, individually or together with other funds and accounts managed by the Subadviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Fund or other funds and accounts managed by the Subadviser obtain such a position, the Subadviser may be required to make filings with the SEC concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Fund to dispose of their holdings at the times and in the manner the Fund would prefer. In addition, it is possible, although unlikely, that the Fund might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Subadviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Fund or the Subadviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Fund nor the Subadviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Fund may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Fund will succeed in obtaining control positions. This could result in the Fund’s investments being frozen in minority positions and could incur substantial losses.

Short Sales

When the Fund engages in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gains. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the Investment Company Act of 1940 (the “1940 Act”). A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Investment Restrictions

The Fund’s investment objective and the investment policies and strategies of the Fund described in the SAI and the Prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

As referred to above, the following seven investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy:

(1) The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

        (2) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3) The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4) The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5) The Fund may not make loans, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(6) The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority; and

(7) The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing).  The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings and 200% with respect to preferred stock.

The Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without approval of the Fund’s Common Shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons,” as that term is defined under the 1940 Act, of the Fund. Several of the officers and Trustees of the Fund also are officers or Directors of the Adviser. The business address of each Trustee and officer is 100 Wall Street, 11th Floor, New York, NY 10005.

FWCA has engaged Third Avenue as a subadviser to provide day-to-day portfolio management, pursuant to an investment subadvisory agreement between the Adviser and Third Avenue (the “Subadvisory Agreement”).

Interested Trustees

Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee

Steven A. Baffico Age: [ ]	President and Principal Executive Officer	February 2013 - Present	[●]	[●]	[●]

[Independent Trustees]

[TO BE FILED BY SUBSEQUENT AMENDMENT]

Officers

Information regarding Officers of the Trust:

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Steven A. Baffico [●]	President	Since Inception	[●]
Jennifer Wilson [●]	Treasurer and Principal Financial Officer	Since Inception	[●]
Peter E. Pisapia [●]	Secretary	Since Inception	[●]

The Board currently consists of [●] members. The term of one class expires each year commencing with the first annual meeting following this initial public offering (“IPO”) of the Fund’s Common Shares. The terms of Messrs. [●][●], and [●] expire at the first annual meeting following this public offering; the terms of Messrs. [●], and [●] expire at the second annual meeting; and the term of Mr. [●] expires at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

The Fund is organized as a Delaware business trust. Under the Fund’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. The Trustees may appoint officers who assist in managing the Fund’s day-to-day affairs.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of other Four Wood Capital funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s Common Shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Steven A. Baffico.  Mr. Baffico is currently a Managing Partner and Chief Executive Officer of Four Wood Capital Partners. He has been a senior leader in financial services for more than 15 years across a variety of roles. Prior to founding Four Wood Capital Partners in November 2011, he held executive management positions at firms including Guggenheim Partners and BlackRock.  At Guggenheim Investments (2010‐2011), Mr. Baffico was Senior Managing Director and Head of the Private Client Group, overseeing all aspects of the investment management and distribution businesses. Prior to that, he spent more than a decade (1998‐2010) at BlackRock, the world’s largest asset manager, where he worked in various senior leadership capacities across sales, marketing, portfolio management, product development, investment banking and capital markets.  Mr. Baffico earned his Bachelors of Arts degree from University of Wisconsin.

[●]

Duties of Trustees; Board Meetings and Board Committees

The Fund is organized as a Delaware Trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and sub-advisers. Each Trustee has the experience, skills, attributes a qualifications described above (see “Principal Occupation(s)—During the Past 5 Years,” “Other Directorships Held by the Trustee” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund. As of the date of this SAI, the Board met once, on [●], 2013, to take certain actions with respect to the establishment and organization of the Fund.

The Board has appointed [●], an Independent Trustee, as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the Common Shareholders’ interests, given the amount of the Fund’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s Common Shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Baffico, CEO of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Committees

At its initial meeting on [●], 2013, the Board established the following standing committees: the Audit Committee and the Nominating, Governance and Administration Committee.  As of the date of this SAI, none of these committees has met.  The current membership of each committee is set forth below. As an Interested Trustee, Mr. Baffico is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit	Nominating, Governance and Administration
[●]	[●]
[●]	[●]
[●]	[●]

Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board the independent registered public accounting firm for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.  [●] serves as Chairman of this Committee.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Fund are nominated and selected by the Board. M_. [●] serves as Chairman of this Committee.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted procedures for the selection of Independent Trustees.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund’s Proxy Statement.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 100 Wall Street, 11th Floor, New York, NY 10005. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser and the Administrator, as well as by the Fund’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of Four Wood Capital Partners, LLC, the Adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities.  In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chair confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).

The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Independent Trustee Compensation

The Fund pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table provides information regarding the compensation paid by the Fund to the Independent Trustees for their services.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending November 30, 2013.

Independent Trustee	Fund	Four Wood Fund Complex
	$ [●]	$ [●]
	$ [●]	$ [●]
	$ [●]	$ [●]
	$ [●]	$ [●]
	$ [●]	$ [●]
	$ [●]	$ [●]
	$ [●]	$ [●]
	$ [●]	$ [●]
	$ [●]	$ [●]

The Fund does not have a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of Four Wood Capital Funds

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all Funds in the Four Wood Capital Fund Complex overseen or to be overseen by a Trustee, that are owned beneficially by each Trustee as of December 31, 2012. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
[●]	[●]	[●]

(1)           The Fund had not commenced operations as of December 31, 2012. The Trustees do not own shares in the Fund as the Fund had no operating history.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

As of the date of this SAI, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Proxy Voting

The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to Third Avenue the responsibility to vote all proxies relating to securities held by the Fund in accordance with Third Avenue’s Global Proxy Voting Policy and Procedures. Third Avenue has a duty to vote such proxies in the best interests of the Fund and its Common Shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of Third Avenue are set forth in Appendix A to this SAI.

It is possible that conflicts of interest could arise for Third Avenue when voting proxies. Such conflicts could arise, for example, when Third Avenue or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event that Third Avenue becomes aware of a material conflict of interest, the Fund’s Procedures generally require Third Avenue to follow any conflicts procedures that may be included in Third Avenue’s Global Proxy Voting Policy and Procedures. The conflict procedures generally include one or both of the following:

(a) voting pursuant to the recommendation of a third party voting service; and/or
(b) voting pursuant to pre-determined voting guidelines.

The specific conflicts procedures of Third Avenue are set forth in Third Avenue’s proxy voting procedures included in Appendix A. These conflicts procedures may reduce, but they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although Third Avenue has a duty to vote all proxies on behalf of the Fund, it is possible that Third Avenue may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Third Avenue from trading the shares in the marketplace for a period of time, Third Avenue may determine that it is not in the best interests of the Fund to vote the proxies. Third Avenue also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security, because the Fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling [●]; and (2) on the SEC’s website at http://www.sec.gov.

The Fund’s shareholder reports will contain information regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreement.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Four Wood Capital Advisors, LLC (the “Adviser” or “FWCA”) is the Fund’s investment adviser and administrator and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). FWCA is a New York limited liability company formed in June 2012 to provide investment management and advisory services to registered investment companies, institutional investors and high net worth individuals. FWCA is a wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”).

FWCA primarily provides investment management and advisory services to U.S. closed-end fund registered investment companies.

FWCA provides office space to the Fund and administrative and clerical services relating to the Fund’s books and records and preparation of reports.

The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment management services to the Fund. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the Managed Assets of the Fund.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the Subadviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the Subadviser’s management of the Fund’s investment operations in accordance with the investment objective and related policies of the Fund, and reviews the performance of the Subadviser and reports periodically on such performance to the Board.

Pursuant to the Advisory Agreement, FWCA has engaged Third Avenue Management LLC (the “Subadviser” or “Third Avenue”) as a subadviser to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that FWCA may terminate any subadvisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board, without the need for approval of the shareholders of the Fund.

The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, the Fund may use the name “Four Wood Capital” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser may grant the nonexclusive right to use the name “Four Wood Capital” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement with the Adviser continues in effect for an initial period of two years until [●], 2015, and from year to year thereafter so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or FWCA, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of FWCA, FWCA shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, the Subadviser and the Fund have adopted Codes of Ethics that restrict the trading activity of those personnel.

The Subadviser

The Subadviser, Third Avenue Management, LLC (the “Subadviser” or “Third Avenue”), is a Delaware limited liability company with principal offices at 622 Third Avenue, New York, New York 10017. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser, and the children of M.J. Whitman. AMG is a holding company that holds interests in several investment management firms. As of March 31, 2013, Third Avenue had approximately $12.3 billion in assets under management.

The Fund has engaged Third Avenue to serve as a subadviser to the Fund and to be responsible for the day-to-day management of the Fund’s portfolio investments.

Under the terms of the Subadvisory Agreement, Third Avenue will be responsible for implementing the Fund’s investment strategies on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Third Avenue under the Subadvisory Agreement, FWCA (not the Fund) pays Third Avenue a fee, calculated daily and payable monthly in arrears, based on an annual percentage of the value of the Fund’s Managed Assets.

The Subadvisory Agreement with Third Avenue continues until [●], 2013 and from year to year thereafter if approved annually: (i) by the Board or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of the Adviser, Third Avenue, by the Board or by a vote of a “majority of the outstanding shares” (as defined in the 1940 Act) of the Fund. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.

The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Third Avenue is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Service Agreement

The Fund operates under a Service Agreement with [●], under which the Fund receives non-advisory services. These non-advisory services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. [●] is reimbursed for its costs in providing non-advisory services to the Fund under the Service Agreement.

[●] is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by [●] in the performance of its duties or from reckless disregard by Four Wood Capital of its obligations under the agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or [●] may terminate the agreement at any time without penalty on 60 days’ written notice to the other party. The agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

Portfolio Managers

Day-to-day management of the Fund is the responsibility of the investment professionals associated with Third Avenue. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below. The following table sets forth additional information about these individuals as of [●], 2013.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
[●]	[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]	[●]

Conflicts of Interest

Third Avenue has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Third Avenue has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Third Avenue furnishes investment management and advisory services to numerous clients in addition to the Fund, and Third Avenue may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to Third Avenue, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, Third Avenue, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale Third Avenue recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which Third Avenue, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, Third Avenue may refrain from rendering any advice or services concerning securities of companies of which any of Third Avenue’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which Third Avenue or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, Third Avenue owes a duty of loyalty to its clients and must treat each client fairly. When Third Avenue purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. Third Avenue attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, Third Avenue has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide Third Avenue with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

Third Avenue receives a fee based on the average daily Managed Assets of the Fund as set forth in the Subadvisory Agreement between Third Avenue and the Adviser with respect to the Fund. Third Avenue pays its investment professionals out of its total revenues, including the management fees earned with respect to the Fund.

Professional compensation at Third Avenue is structured so that key professionals benefit from staying with the Subadviser. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of the Subadviser. The bonus is determined in the discretion of senior management of the Subadviser, and is based on a qualitative analysis of several factors, including the profitability of the Subadviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for the Subadviser’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within the Subadviser, those contributions may also be considered in the determination of bonus compensation. Each portfolio manager who is a partner in the Subadviser also receives a quarterly pro rata distribution based on the revenues of the Subadviser as a whole. The amount of these revenues is affected by many different factors, but the portion paid to each partner remains constant, subject to the admission or departure of partners during any given time period.

Securities Owned in the Fund by Portfolio Managers

As of the date of this SAI, the portfolio managers do not own any securities of the Fund.

Codes of Ethics

The Adviser, Third Avenue and the Fund have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund, the Adviser or the Subadviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Adviser’s, Third Avenue’s and the Fund’s Codes of Ethics will be included as exhibits to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per Common Share is calculated by dividing the value of the Fund’s net assets by the number of outstanding Common Shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. [●] calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances.

Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

A non-negotiable security not treated as an illiquid security because it may be redeemed by the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

BROKERAGE ALLOCATION

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadviser has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund and the Subadviser’s other clients. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadviser will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;
•	the reliability, integrity and financial condition of the broker-dealer;
•	size of the transaction;
•	difficulty of execution;
•	brokerage and research services provided; and
•	confidentiality and anonymity.

Consideration of these factors by the Subadviser, either in terms of a particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Soft Dollar Considerations. In selecting brokers and dealers, the Subadviser will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, the Subadviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Subadviser to the Fund. The Subadviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Subadviser considers any research, statistical and other factual information provided by various brokers from time to time to the Subadviser, although the Subadviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Subadviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The products and services received by the Subadviser in exchange for “soft dollar” research commissions paid are all within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Subadviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Subadviser in the performance of its investment making decision responsibilities, and the Subadviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Fund may be used to benefit other Subadviser clients. Conversely, research obtained through the payment of commissions by other Subadviser clients may be used to benefit the Fund.

Allocation of Trades by the Subadviser. The Subadviser manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Subadviser independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Fund by the Subadviser also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Subadviser may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadviser to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Subadviser. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser or the Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an Adviser or Subadviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

Commission Recapture Program. The Board has approved the Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to the Fund. It provides a way to gain control over the commission expenses incurred by the Subadviser, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. The Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.

TAXES

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gains net income (which is the excess of its realized net long-term capital gains over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gains dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate Common Shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gains, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gains; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gains or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions).

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gains or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:

(1) at least 75% of its gross income is passive or

(2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gains—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

In general, distributions (other than capital gains dividends and exempt interest dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the Common Shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware business trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that the Fund shall comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser and Third Avenue, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s Common Shareholders, the Board, in consultation with the Adviser and Third Avenue, from time to time may review the possible actions to reduce any such discount.

CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and [●]. Under the custodian agreement, [●] performs custody, foreign custody manager and fund accounting services.

[●] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE FILED BY SUBSEQUENT AMENDMENT]

FINANCIAL STATEMENTS

Third Avenue Flexible Income Fund

[TO BE FILED BY SUBSEQUENT AMENDMENT]

APPENDIX A:  PROXY VOTING POLICIES AND PROCEDURES

Third Avenue Management LLC

Global Proxy Policy and Procedures

Introduction

As a buy and hold investor, one of TAM’s primary considerations for any purchase candidate is a company’s management. TAM’s initial decision to buy securities of a company is generally based, at least in part on TAM’s support for the company’s management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company’s management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

TAM’s policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM’s senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1. Corporate Governance Matters

a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

b) State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management’s recommendations.

h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

•	Fees for non-audit services are excessive; or
•	The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer’s financial position.

j) Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer’s other corporate governance provisions.

2. Equity-based Compensation Plans

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients’ ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan’s impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

•	Ability to re-price underwater options without shareholder approval.
•	Ability to issue options with an exercise price below the stock’s current market price without shareholder approval.
•	Ability to issue reload options.
•	Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

•	Shareholder approval should be required in order to make any material change to the plan.
•
While TAM prefers awards to non-employee directors to be subject to the terms of the plan, TAM may support awards that are subject to management or board discretion if such awards are reasonable and judiciously administered.

3. Measures Relating to Takeovers

a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

b) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

c) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company’s charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

d) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer’s outstanding capital.

e) Greenmail

TAM will normally support proposals to restrict a company’s ability to make greenmail payments.

f) State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4. Social Policy Issues

TAM believes that “ordinary business matters” are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5. Abstention From Voting.

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6. Foreign Securities

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer’s stock within a given period of time on or around the shareholder meeting date. If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

7. Securities Lending

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

8. Restrictions After Filing Form 13D

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.

9. Procedures

TAM’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.

10. Monitoring for Upcoming Votes

TAM’s Accounting Department relies on each client’s custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the GC or his designee who shall present proxies received to the Proxy Voting Committee.

11. Proxy Voting Committee

The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM’s President, determines how proxies shall be voted applying TAM’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM’s GC or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM’s Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

12. Submitting the Vote

TAM’s Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM’s GC. Examples of potential conflicts include:

a) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any “access person” of TAM as defined under TAM’s Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

b) TAM (or an affiliate of TAM, including but not limited to any “access person” of TAM as defined under TAM’s Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM’s investment advisory capacity.

c) TAM (or any “access person” of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

d) TAM’s clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM’s GC shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

•           Determine that there is no conflict or that it is immaterial.
•           Ensure that the proxy is voted in accordance with the policy guidelines stated above.
•           Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.
•           Discuss the matter with TAM’s CCO
•           Discuss the matter with the client and obtain direction on how to vote the client’s securities.

TAM’s GC shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM’s GC shall apply the following guidelines:

•           Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

•           In analyzing conflicts relating to representation on an issuer’s Board of Directors or a personal or family relationship to the issuer, the GC will consider the degree of direct or indirect influence that the person having the relationship may have on TAM’s voting process. Such situations involving TAM’s senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

14. Recordkeeping

TAM shall maintain all required records relating to its voting determinations.

a) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:

•           Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);
•           Records of votes cast on behalf of the clients b) TAM’s GC shall maintain for six years (two in an easily accessible place):
•           Proxy voting policies and procedures;
•           Written documentation supporting all exceptions to the policy guidelines; and
•           Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

APPENDIX B: [TO BE FILED BY SUBSEQUENT AMENDMENT]

Third Avenue Flexible Income Fund

Statement of Additional Information [●], 2013

Investment Adviser

Four Wood Capital Advisors, 100 Wall Street, 11th Floor, New York, New York 10005 1-212-701-4500

Subadviser

Third Avenue Management LLC, 622 3rd Avenue # 32, New York, NY 10017 1-212-888-5222
Custodian

[●]

Transfer Agent

[●]

Independent Registered Public Accounting Firm

[●]

PART C OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

Item 25.                      Financial Statements and Exhibits:

1.Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, [are] included in Part B of the Registration Statement.

2.           Exhibits

(a)           (i)           Certificate of Trust dated April 22, 2013- filed herein.
(ii)          Declaration of Trust dated [●].*

(b)           By-laws dated [●].*

(c)           Not Applicable.

(d)           Not applicable.

(e)           Dividend Reinvestment Plan.*

(f)           Not Applicable.

(g)	(i)	Investment Management Agreement between Four Wood Capital Advisors, LLC and Registrant.*
(ii)           Sub-Advisory Agreement between Four Wood Capital Advisors, LLC and Third Avenue Management LLC *

(h)           Form of Underwriting Agreement.*

(i)           (i)          Custodian Agreement between Registrant and [●].*
      (ii)          Foreign Custody Manager Agreement between Registrant and [●].*
      (iii)         Fund Accounting Agreement between Registrant and [●].*

(j)           (i)         Administration Agreement between Registrant and [●].*
      (ii)         Distribution Agreement between [●] and Registrant.*
      (iii)        Form of Stock Transfer Agency Agreement between Registrant and [●].*
      (iv)        Securities Lending Agreement and Guaranty between the Registrant and [●].*
      (v)        Third-Party Marketing Agent Agreement between the Registrant and [●].*

(k)          Opinion and Consent of Counsel.*

(l)           Not applicable.

(m)          Consent of Independent Registered Public Accounting Firm.*

(n)           Not Applicable.

(o)           Not Applicable.

(p)           Not Applicable.

(q)           (i)           Code of Ethics of Four Wood Capital Advisors, LLC.*
        (ii)          Code of Ethics of Third Avenue Management LLC *

* To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	*
Financial Industry Regulatory Authority Fees	*
New York Stock Exchange Fees	*
Costs of Printing and Engraving	*
Accounting Fees and Expenses	*
Legal Fees and Expenses	*
Miscellaneous	*
Total	*

* To be filed by amendment.

ITEM 28. PERONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of [●], 2013, one class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $0.001 per Common Share	1

ITEM 30. INDEMNIFICATION

[Article VII of Registrant’s Amendment and Restated Agreement and Declaration of Trust states as follows:

Section 3. Indemnification.

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b) Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)           every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;
(ii)          every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of is being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;
(iii)         every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c) Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with the Delaware Act and the 1940 Act. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(d) No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misconduct bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e) With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)           by the court or other body before which the Proceeding was brought;

(ii)          by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)           by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained in this Declaration of Trust shall affect any rights to indemnification to which any person, including but not limited to Covered Persons, Agents, or persons serving in any other position, may be entitled by contract or otherwise under law and any such right to indemnification or advancement shall be separate and apart from and shall not be subject to the standards and restrictions contained in this Declaration of Trust.

(g) Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.]

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; (ii) the Form ADV of Four Wood Capital Advisors, LLC (File No. 801-77260) filed with the Commission; and (iii) the Form ADV of Third Avenue Management LLC (File No. 801-27792) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder are in the possession and custody of Four Wood Capital Advisors, LLC, 100 Wall Street, 11th Floor, New York, NY 10005. Records relating to the duties of the Registrant’s custodian are maintained by the Registrant’s custodian, [●] and its transfer agent, [●]. The registrant is informed that all applicable accounts, books and documents required to be maintained by investment advisers registered with the Commission are in the custody and possession of Four Wood Capital Advisors, LLC.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34 UNDERTAKINGS

1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the NAV declines more than 10 percent from its NAV as of the effective date of this Registration Statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on this 6th day of May 2013.

THIRD AVENUE FLEXIBLE INCOME FUND

By:	/s/ Steven A. Baffico
Steven A. Baffico
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Steven A. Baffico	Trustee, President and Principal Executive Officer	May 6, 2013
Steven A. Baffico

/s/ Jennifer Wilson	Treasurer and Principal Financial Officer	May 6, 2013
Jennifer Wilson

INDEX TO EXHIBITS

Exhibit	Name
(2)(a)(i)	Certificate of Trust